UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of Registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: April 30, 2011
Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.
Cambiar Opportunity Fund
Cambiar International Equity Fund
Cambiar Small Cap Fund
Cambiar Aggressive Value Fund
Annual Report April 30, 2011
The Advisors’ Inner Circle Fund

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS APRIL 30, 2011
TABLE OF CONTENTS

Shareholders’ Letter	1

Schedules of Investments	10

Statements of Assets and Liabilities	29

Statements of Operations	31

Statements of Changes in Net Assets	33

Financial Highlights	37

Notes to Financial Statements	43

Report of Independent Registered Public Accounting Firm	55

Trustees and Officers of The Advisors’ Inner Circle Fund	58

Disclosure of Fund Expenses	66

Notice to Shareholders	68
The Funds file their complete schedules of investments with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
Cambiar Investors, LLC
Shareholder Letter
April 30, 2011
Dear Investor:
Market Discussion
Global equity markets advanced at an above average rate in the twelve months ended April 30th 2011. To a large extent, the trajectory of equities globally represented a continuation of the upswing that began in early 2009 as global financial conditions normalized following the severe dislocations associated with the financial / banking crises of the 2007-2008 time period and the deep ensuing global recession. The S&P 500 advanced 17% while the smaller cap Russell 2000 index advanced 22%. Outside the U.S., the advance was similar with the MSCI EAFE Index advancing by 20%, helped a bit by some U.S. dollar weakness. Global returns were dented by a 9% decline in the Japanese Nikkei Index (as measured in dollars) over this time period following a massive earthquake / tsunami / nuclear meltdown trifecta of disasters in March 2011. Shorter term this event may create some supply disruptions for electronic and automotive products, however the longer term impact appears to be an accelerated pace of decommissioning old nuclear power plants in favor of natural gas powered facilities, both in Japan and elsewhere.
The Cambiar Funds performed a good deal better than the comparable indexes in this time period, with the Cambiar Opportunity Fund, Investor Class, generating a 26.2% return (vs. the 17.2% return for the S&P 500 Index) for the 12 months ended April 30th, the Cambiar Small Cap Fund, Investor Class, generating a 31.5% return (vs. the 22.2% return for the Russell 2000 Index), the Cambiar International Fund generating a 26.3% return (vs. the 19.2% return for the MSCI EAFE Index), and the Cambiar Aggressive Value Fund generating a 54.3% return (vs. the 18.3% return for the Russell 3000 Index). It was clearly a very good last 12 months in terms of relative and absolute performance. It would be difficult to fare nearly as well in the coming 12 months, though we will try, and do expect the markets to provide some opportunities.
In the waning days of fiscal 2010 and the first few days of fiscal 2011, such an outcome seemed remote. One of the largest positions in the Cambiar Funds, BP plc, experienced an offshore well blowout and subsequent massive oil spill into the Gulf of Mexico on April 21st 2010. Although the news coverage was seemingly non-stop and very negative until this well was capped undersea sometime in the late summer, the magnitude of the spill was not evident until the middle of May 2010. Our energy analysts fortunately determined early on that the size of the spill was being under-reported (this was based on the very rapidly growing oil-sheen on the surface of the sea), and we exited the position in the last days of April 2010 and the first couple of days in May, 2010, before things got really ugly. Shortly after the BP spill, the U.S. stock market endured its own man-made disaster, the “flash-crash” of May 6th 2010, in which the Dow Jones Industrial Average briefly declined by over 1,000 points

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
(~10%) in the span of about three hours before recovering. It was clearly the result of a computer glitch caused by or exacerbated by high-frequency traders who aim to manufacture some degree of volatility in individual stocks, however the whole market was roiled and became disorderly. With memories of the 2008 post-Lehman crash still fresh, an unquantifiable eco-disaster, and some evidence of an inconsistent economic recovery at the time, the stock markets became even more unglued in the following weeks, resulting in a 17% correction in U.S. indexes in the April 2010-July 2010 time period and even larger declines abroad. While the markets were tough in mid-2010, our Funds’ performance was comparatively worse, with heavy exposures to energy, technology, and other pro-cyclical, pro-economic recovery businesses.
Since early 2009, we have maintained a fairly consistent global and U.S.-specific economic view that has served well in terms of investment performance and corporate / industrial developments. Put simply, once the recessionary and occasionally depressionary financial forces that prevailed in 2007-2009 abated, the global business cycle was poised to reassert itself. Given the magnitude of the economic contraction that occurred in the 2007-2009 Great Recession, the starting point for this cycle was unusually low and followed an unusually long contraction, positioning a great many businesses for much better than average cyclical gains and the duration associated with a positive economic and business cycle. Market pundits and participants have unfortunately exerted a great deal of energy intellectualizing the opposite, namely why the economic and financial recovery could not really be happening, could not be sustained, was too vulnerable to shocks...powering an overwhelming focus in terms of measured investment flows towards low risk instruments and away from equities. All the while corporate profits grew an estimated 73% in 2010 (S&P 500 profits), as cost structures adapted to a deeply depressed revenue base enjoyed a positive reversal of fortunes in 2010. As the year bore on, the cyclical story alongside the undeniably strong profit picture, lower than average aggregate equity valuations, and undeniably flimsy yields available in fixed income became too difficult to ignore — causing equities to rally sharply from late August 2010 onwards.
During the spring and summer months, as stock market valuations compressed whilst the bear calls rang out, we made a number of fresh purchases and tactical adjustments to existing positions. To a very large extent, the success achieved during fiscal 2011 owes to portfolio decisions made during this period of market stress.
Sector performance/attribution discussion
For the past year we have seen stocks around the globe continue their upward trajectory, but we have also seen a transition from a synchronized upside move to more of a multi-speed recovery which can favor an active stock selection process like Cambiar’s. Not all stocks and sectors benefit equally from a better economy. Specifically, Cambiar’s overweight energy allocation, as well as stock selection within the energy and industrial sectors, were notable value adds for both domestic funds, the Opportunity Fund and the Small Cap Fund, relative to their respective benchmarks. As well, both funds benefitted from a continued underweight allocation

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
within the financial services sector, as financial stocks were relative laggards across the market cap spectrum of U.S. stocks. As it pertains to our International Equity Fund, shareholders benefitted from numerous portfolio construction decisions, but most notably from the stock selection within the industrial, consumer discretionary and energy sectors.
The key contributors to outperformance for the Cambiar Aggressive Value Fund were consistent with Cambiar’s other funds, yet more pronounced as a result of the Fund’s concentrated portfolio construction guidelines. Overweight sector allocations to the energy and industrials, combined with strong security selection in both sectors, were the top value adds over the past year. Although they comprised smaller allocations in the fund, Consumer Staples and Consumer Discretionary were additional positive contributors.
Finally, while the majority of holdings in the Aggressive Value Fund and the Opportunity Fund were in the form of equities, both funds also gained security exposure through the use of derivative securities at varying points in the fiscal year. Cambiar employed the use of longer maturity call options and total return swaps in both the Cambiar Opportunity Fund and the Cambiar Aggressive Value Fund. The instruments, among other impacts, permitted a far smoother management of fund positions and cash balances during those rough months in the summer of 2010, and also allow for some degree of improved management of after-tax portfolio returns. By their nature derivatives do embed a degree of leverage, and can either amplify or reduce overall portfolio performance accordingly. As we have used these instruments for multiple purposes per the above, it would be difficult to fully disaggregate their impact on Fund performance to the basis point. On balance we would estimate that the Opportunity Fund’s performance was improved by one to two percentage points through the use of derivatives, while the Aggressive Value Fund’s performance was bettered by five to seven percentage points.
As we look forward into 2011 and beyond, we expect the debate about the durability of the global economic expansion to be rancorous and will more likely than not lead to investment opportunities. We still see the world quite similarly to our view this time last year — the global economic expansion should continue, bond yields are undeniably low, and businesses globally in a wide range of capitalizations should remain quite profitable. Provided valuations remain subdued (which they are presently), we don’t expect to change our overall stance in terms of industry concentration too terribly much. There are a handful of major exceptions to such a big picture view. Notably, the financial services industry in the U.S. and other developed nations is unlikely to return to prior cyclical peaks in terms of earnings or returns on capital owing to post-credit bubble dynamics, ultra-low interest rates, far more restrictive regulations and capital requirements, and a greatly diminished private sector demand for credit. It is a classic post-bubble industry, but still a very big part of global stock market capitalization. Housing, commercial real estate, hospitality, and associated building materials and services suffer from a related overcapacity and

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
post-bubble dynamic that is unlikely to dissipate for many years. These industries unfortunately are quite labor-intensive and employed a large number of lower-skilled workers that won’t easily find positions elsewhere. On the flip side, the industrial dynamics for “global tradable goods” — be they aircraft, barrels of oil, bushels of grain, factory automation equipment, air conditioning units, or electronic devices remain quite strong and driven by demand from rapidly industrializing and populous nations in Asia, South America, and the Mid-East in addition to the natural cyclical demands from developed Western economies. While “global tradables” are indeed susceptible to cyclical overcapacity, booms, busts, and technology shifts, in our estimation the outlook for these areas broadly speaking remains quite robust and driven by fundamental global economic realities, versus puffed-up demand associated with easy credit. Focusing on global tradables, recognizing the structural challenge in financials and housing, and not getting caught up in the latest version of why “it’s different this time... and therefore due to collapse because” as it relates to the business cycle globally, has been instrumental to our stock picking and asset allocation in all the Cambiar Funds.
Not too far into the future, there is a fairly basic question that must be dealt with satisfactorily to keep the cycle going. Namely, what level of aggregate entitlement and welfare-type benefits an advanced nation can sustain, particularly as graying demographics are poised to predominate? This topic invariably generates a great deal of cocktail party and cable news network banter. There is a solution out there for the U.S. and other nations that involves paring down various promises that are going to have to be broken, recasting others, and structuring taxes differently. Everybody, it seems, knows this in some form or other, and everybody, it seems, questions whether Western democracies are really capable of dealing with these structural problems decisively absent an impending crisis. We harbor these questions too, though the tone of this debate has lately become (a bit) more intellectual and less didactic, which is encouraging. A solution of any form is not likely to be legislated or implemented in the next one to two years. The “entitlement and demographics” question matters in the abstract to be sure, but it is too far, too vague, and too inscrutable to a formal analysis. We prefer to focus on stocks and earnings and assigning fair values to the prospects for each. In our view, the less one focuses on long term vagaries and more on near tangible stories with traction, the better one is apt to do.
Thank you for your continued confidence in us.
Brian M. Barish
President
Cambiar Investors LLC
This represents management’s assessment of the funds and market environment at a particular point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
Definition of Comparative Indices
Morgan Stanley MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of May 27, 2010, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Russell 2000® Index is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Russell 3000®Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98%of the U.S. equity market.
S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

(1)	Returns shown represent the performance of the Investor Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

(1)	Returns prior to September 9, 2002, represent the performance of the Cambiar International Equity Trust, a Delaware business trust (the “Predecessor International Fund”). The Predecessor International Fund was managed by the same advisor who currently manages the Fund and had identical investment objectives and strategies.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

(1)	Returns shown represent the performance of the Investor Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND

(1)	Commenced operations on August 31, 2007.
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND APRIL 30, 2011
SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.8%

	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 2.9%
Honeywell International	800,000	$48,984,000

AGRICULTURE — 2.9%
Archer-Daniels-Midland	1,300,000	48,126,000

BUSINESS SERVICES — 6.1%
Computer Sciences	625,000	31,862,500
DST Systems	400,000	19,724,000
Western Union	2,300,000	48,875,000

		100,461,500

CONSTRUCTION & ENGINEERING — 1.8%
KBR	800,000	30,696,000

CONSUMER STAPLES — 2.4%
CVS Caremark	1,100,000	39,864,000

CONTAINERS & PACKAGING — 1.8%
Owens-Illinois*	1,000,000	29,670,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND APRIL 30, 2011
COMMON STOCK — continued

	Shares	Value
ELECTRICAL EQUIPMENT — 1.8%
Cooper Industries, Cl A,	450,000	$29,677,500

ELECTRONICS MANUFACTURER — 9.2%
Corning	2,400,000	50,256,000
Flextronics International Ltd.*	7,200,000	50,184,000
Motorola Mobility Holdings*	2,000,000	52,120,000

		152,560,000

ENERGY EQUIPMENT & SERVICES — 5.7%
Halliburton	1,100,000	55,528,000
National Oilwell Varco	500,000	38,345,000

		93,873,000

FOOD, BEVERAGE&TOBACCO — 4.3%
Ralcorp Holdings*	500,000	38,900,000
Unilever	1,000,000	33,000,000

		71,900,000

INSURANCE —6.6%
ACE Ltd.	450,000	30,262,500
MetLife	1,150,000	53,808,500
Willis Group Holdings	615,000	25,411,800

		109,482,800

INVESTMENT MANAGEMENT COMPANIES — 1.7%
Bank of New York Mellon	1,000,000	28,960,000

MEDIA —2.1%
Time Warner	900,000	34,074,000

MEDICAL PRODUCTS & SERVICES — 9.5%
Aetna	900,000	37,242,000
Baxter International	600,000	34,140,000
Hospira*	600,000	34,038,000
Medtronic	1,250,000	52,187,500

		157,607,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND APRIL 30, 2011
COMMON STOCK — continued

	Shares/Contracts	Value
OIL, GAS & CONSUMABLE FUELS — 12.8%
Apache	400,0 00	$53,348,000
Chevron	300,0 00	32,832,000
Devon Energy	550,0 00	50,050,000
Hess	700,0 00	60,172,000
Nexen	602,0 00	15,910,860

		212,312,860

PHARMACEUTICALS— 5.1%
Abbott Laboratories	1,000,000	52,040,000
Teva Pharmaceutical Industries ADR	700,0 00	32,011,000

		84,051,000

RAILROADS—5.3%
Norfolk Southern	725,0 00	54,143,000
Union Pacific	325,0 00	33,627,750

		87,770,750

RETAIL—3.0%
Target	1,000,000	49,100,000

SEMI-CONDUCTORS& INSTRUMENTS — 5.5%
Applied Materials	3,300,000	51,777,000
ON Semiconductor*	3,700,000	38,887,000

		90,664,000

TELECOMMUNICATION SERVICES — 6.3%
Sprint Nextel*	10,000,000	51,800,000
Vodafone Group ADR	1,800,000	52,416,000

		104,216,000

TOTAL COMMON STOCK
(Cost $1,257,494,035)		1,604,050,910

WARRANTS—1.2%
Bank of America, Expires 01/16/19, Strike Price: $13.30*
(Cost $25,638,129)	2,800,000	19,152,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND APRIL 30, 2011
SHORT-TERM INVESTMENT (A) — 1.1%

	Shares	Value
HighMark Diversified Money Market Fund Fiduciary Shares, 0.020% (Cost $18,819,198)	18,819,198	$18,819,198

TOTAL INVESTMENTS— 99.1% (Cost $1,301,951,362)		$1,642,022,108

Percentages are based on Net Assets of $1,657,524,629.

* Non-income producing security.
(A) The rate reported is the 7-day effective yield as of April 30, 2011.

ADR American Depository Receipt

Cl Class

Ltd. Limited
Equity swaps held by the Fund at April 30, 2011, are as follows:

		Number of
		Contracts		Unrealized
Company		Long	Notional	Appreciation
Reference	Counterparty	(Short)	Amount	(Depreciation)

Corning	Goldman Sachs	1,000,000	$19,647,250	$1,292,750
Hess	Goldman Sachs	400,000	30,463,705	3,920,295
Motorola Mobility Holdings	Goldman Sachs	250,000	6,356,225	158,775
Motorola Mobility Holdings	Goldman Sachs	550,000	15,645,439	(1,312,439)
Owens Illinois	Goldman Sachs	300,000	8,587,720	313,280
Owens Illinois	Goldman Sachs	100,000	3,063,220	(96,220)
Target	Goldman Sachs	500,000	27,251,840	(2,701,840)

				$1,574,601

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2011
The following is a summary of inputs used as of April 30, 2011 in valuing the Funds’ investments carried at value:

Investments in
Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,604,050,910	$—	$—	$1,604,050,910
Warrants	19,152,000	—	—	19,152,000
Short-Term Investment	18,819,198	—	—	18,819,198

Total Investments in Securities	$1,642,022,108	$—	$—	$1,642,022,108

Other Financial
Instruments	Level 1	Level 2	Level 3	Total
Equity Swaps* — Assets	$—	$5,685,100	$—	$5,685,100

Other Financial
Instruments	Level 1	Level 2	Level 3	Total
Equity Swaps* — Liabilities	$—	$(4,110,499)	$—	$(4,110,499)

*	Equity swaps are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended April 30, 2011, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2011, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2011
SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.4%

	Shares	Value
BRAZIL — 3.6%
Banco Santander Brasil ADR	58,660	$681,043
Gerdau ADR	57,800	698,224

		1,379,267

CANADA — 7.1%
Bombardier	165,000	1,225,958
Canadian National Railway	9,800	758,814
Canadian Natural Resources	16,000	751,360

		2,736,132

FRANCE — 6.2%
AXA ADR	34,600	775,732
Technip	7,000	790,932
Vallourec	6,600	824,364

		2,391,028

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2011
COMMON STOCK — continued

	Shares	Value
GERMANY — 9.9%
Adidas	10,700	$797,849
Celesio	28,700	697,019
Daimler	9,700	745,445
Deutsche Post	37,000	733,369
GEA Group	23,000	842,487

		3,816,169

HONG KONG — 2.1%
Noble Group	432,000	788,186

ISRAEL — 1.9%
Teva Pharmaceutical Industries ADR	16,000	731,680

JAPAN — 19.2%
Asahi Kasei	100,000	691,012
Kao ADR	25,800	642,678
Komatsu	31,000	1,092,705
Nintendo	2,870	678,873
Nissan Motor ADR	40,500	776,385
Nomura Holdings ADR	130,000	663,000
NTT DoCoMo ADR	41,700	771,867
Seven & I Holdings	28,200	709,466
Sony Financial Holdings	36,300	674,480
TOTO	86,000	675,072

		7,375,538

NETHERLANDS — 10.9%
European Aeronautic Defence and Space	24,000	743,814
Heineken	13,500	809,451
Koninklijke Philips Electronics	21,900	645,831
Royal Dutch Shell ADR	15,500	1,214,580
Unilever	23,300	768,900

		4,182,576

NORWAY — 1.9%
Ocean Rig UDW*	33,700	726,868

SINGAPORE — 2.1%
Singapore Telecommunications ADR	31,000	788,950

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2011
COMMON STOCK — continued

	Shares/Contracts	Value
SOUTH KOREA — 2.0%
SK Telecom ADR	40,800	$774,384

SPAIN — 5.1%
Repsol ADR	34,000	1,214,480
Telefonica ADR	28,000	754,880

		1,969,360

SWITZERLAND — 7.7%
Julius Baer Group	15,500	721,412
Lonza Group	8,200	701,548
Roche Holding	4,900	791,606
Syngenta	2,100	740,181

		2,954,747

TAIWAN — 1.9%
Siliconware Precision Industries ADR	105,000	711,900

UNITED KINGDOM — 10.8%
Aviva	101,000	754,795
Diageo ADR	9,100	740,467
HSBC Holdings ADR	13,000	708,110
Rio Tinto ADR	10,400	761,384
Vodafone Group ADR	40,000	1,164,800

		4,129,556

TOTAL COMMON STOCK (Cost $28,182,578)		35,456,341

PREFERRED STOCK — 2.1%

GERMANY — 2.1%
Porsche Automobil Holding (Cost $712,110)	11,000	800,635

PURCHASED OPTIONS — 0.6%

GERMANY — 0.6%
Deutsche Boerse, Call, Expires 06/17/11, Strike Price: $40.00* (Cost $137,166)	100	239,006

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2011
SHORT-TERM INVESTMENT (A) — 5.5%

	Shares	Value
Union Bank, N.A. Money Market Fund, 0.020% (Cost $2,103,538)	2,103,538	$2,103,538

TOTAL INVESTMENTS — 100.6% (Cost $31,135,392)		$38,599,520

Percentages are based on Net Assets of $38,355,589.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2011.

ADR	American Depository Receipt
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2011
The following is a summary of inputs used as of April 30, 2011 in valuing the Funds’ investments carried at value:

Investments in
Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Brazil	$1,379,267	$—	$—	$1,379,267
Canada	2,736,132	—	—	2,736,132
France	2,391,028	—	—	2,391,028
Germany	3,816,169	—	—	3,816,169
Hong Kong	788,186	—	—	788,186
Israel	731,680	—	—	731,680
Japan	2,853,930	4,521,608	—	7,375,538
Netherlands	4,182,576	—	—	4,182,576
Norway	726,868	—	—	726,868
Singapore	788,950	—	—	788,950
South Korea	774,384	—	—	774,384
Spain	1,969,360	—	—	1,969,360
Switzerland	2,954,747	—	—	2,954,747
Taiwan	711,900	—	—	711,900
United Kingdom	3,374,761	754,795	—	4,129,556

Total Common Stock	30,179,938	5,276,403	—	35,456,341

Preferred Stock	800,635	—	—	800,635
Purchase Options	239,006	—	—	239,006
Short-Term Investment	2,103,538	—	—	2,103,538

Total Investments in Securities	$33,323,117	$5,276,403	$—	$38,599,520

†	Represents securities traded primarily outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading.

For the year ended April 30, 2011, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2011, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2011
SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.1%

	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 7.0%
AerCap Holdings*	839,000	$12,014,480
Alliant Techsystems	168,000	11,869,200
Curtiss-Wright	366,000	12,169,500
Spirit Aerosystems Holdings, Cl A*	561,000	13,800,600

		49,853,780

APPAREL/TEXTILES — 4.0%
Carter’s*	450,000	13,914,000
Hanesbrands*	445,700	14,489,707

		28,403,707

AUDIO & VIDEO — 2.0%
Harman International Industries	286,000	13,879,580

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2011
COMMON STOCK — continued

	Shares	Value
BANKS — 6.8%
Cathay General Bancorp	753,000	$12,838,650
First Commonwealth Financial	1,463,000	9,070,600
PrivateBancorp, Cl A	876,000	13,788,240
Umpqua Holdings	1,073,000	12,457,530

		48,155,020

BUSINESS SERVICES — 3.7%
Broadridge Financial Solutions	571,000	13,270,040
Euronet Worldwide*	684,000	12,825,000

		26,095,040

CASINOS & GAMING — 1.7%
Bally Technologies*	319,000	12,437,810

CHEMICALS — 2.1%
Solutia*	559,000	14,729,650

COMPUTER HARDWARE — 1.9%
Diebold	389,000	13,148,200

CONSTRUCTION & ENGINEERING — 3.2%
Chicago Bridge & Iron GDR	356,000	14,432,240
Insituform Technologies, Cl A*	336,500	8,516,815

		22,949,055

CONTAINERS & PACKAGING — 1.9%
Temple-Inland	567,000	13,341,510

ELECTRONICS MANUFACTURER — 1.9%
Jabil Circuit	673,000	13,352,320

ENERGY EQUIPMENT & SERVICES — 8.5%
Complete Production Services*	455,000	15,442,700
Gulfmark Offshore, Cl A*	332,000	14,133,240
Key Energy Services*	887,000	16,143,400
Oil States International*	176,000	14,609,760

		60,329,100

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2011
COMMON STOCK — continued

	Shares	Value
INSURANCE — 9.5%
Alterra Capital Holdings	597,000	$13,122,060
American Equity Investment Life Holding	1,018,000	13,091,480
Aspen Insurance Holdings Ltd	475,000	13,570,750
Hanover Insurance Group	318,000	13,425,960
Reinsurance Group of America, Cl A	218,000	13,799,400

		67,009,650

MACHINERY — 5.9%
Briggs & Stratton	621,000	14,649,390
Crane	277,000	13,825,070
Harsco	376,000	13,385,600

		41,860,060

MEDICAL PRODUCTS & SERVICES — 11.2%
Alere*	347,000	12,887,580
Emdeon, Cl A*	815,000	12,762,900
Health Net*	418,000	13,919,400
LifePoint Hospitals*	340,000	14,147,400
Orthofix International*	302,000	10,289,140
Universal Health Services, Cl B	283,000	15,502,740

		79,509,160

OIL, GAS & CONSUMABLE FUELS — 1.9%
Forest Oil*	373,000	13,394,430

PHARMACEUTICALS — 3.9%
Medicis Pharmaceutical, Cl A	406,000	14,396,760
Par Pharmaceutical*	380,000	13,087,200

		27,483,960

RESTAURANTS — 1.7%
Jack in the Box*	577,000	11,915,050

RETAIL — 2.1%
Penske Automotive Group*	649,000	14,589,520

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2011
COMMON STOCK — continued

	Shares	Value
SEMI-CONDUCTORS & INSTRUMENTS — 5.7%
Microsemi*	608,000	$14,348,800
PMC — Sierra*	1,447,000	11,604,940
TriQuint Semiconductor*	1,028,000	14,155,560

		40,109,300

SHIPPING — 3.2%
Diana Shipping*	794,000	8,940,440
Kirby*	243,000	13,797,540

		22,737,980

TRANSPORTATION EQUIPMENT — 4.3%
GATX	364,000	15,386,280
Wabtec	214,000	15,275,320

		30,661,600

TOTAL COMMON STOCK (Cost $584,356,245)		665,945,482

SHORT-TERM INVESTMENTS (A) — 7.8%
HighMark Diversified Money Market Fund Fiduciary Shares, 0.020%	27,870,129	27,870,129
HighMark U.S. Government Money Market Fund Fiduciary Shares, 0.010%	26,928,524	26,928,524

TOTAL SHORT-TERM INVESTMENTS (Cost $54,798,653)		54,798,653

TOTAL INVESTMENTS—101.9% (Cost $639,154,898)		$720,744,135

Percentages are based on Net Assets of $707,349,885.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2011.

Cl	Class

GDR	Global Depository Receipt

Ltd.	Limited

As of April 30, 2011, all of the investments for the Cambiar Small Cap Fund are Level 1. For details of investment classifications, reference the Schedule of Investments.

For the year ended April 30, 2011, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2011, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
APRIL 30, 2011
SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 69.9%

	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 5.4%
Bombardier, Cl B	2,000,000	$14,860,094
European Aeronautic Defence and Space	200,000	6,198,445

		21,058,539

AGRICULTURE — 2.9%
Archer-Daniels-Midland	300,000	11,106,000

AUDIO & VIDEO — 3.1%
Harman International Industries	250,000	12,132,500

CHEMICALS — 2.0%
Solutia*	300,000	7,905,000

CONTAINERS & PACKAGING — 2.3%
Owens-Illinois*	300,000	8,901,000

ELECTRONICS MANUFACTURER — 13.7%
Corning	800,000	16,752,000
Flextronics International Ltd.*	3,000,000	20,910,000
Motorola Mobility Holdings*	600,000	15,636,000

		53,298,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
APRIL 30, 2011
COMMON STOCK — continued

	Shares/Contracts	Value
ENERGY EQUIPMENT & SERVICES — 4.4%
Halliburton	125,000	$6,310,000
Key Energy Services*	600,000	10,920,000

		17,230,000

OIL, GAS & CONSUMABLE FUELS — 15.7%
Apache	150,000	20,005,500
Devon Energy	100,000	9,100,000
Forest Oil*	700,000	25,137,000
Repsol	200,000	7,153,878

		61,396,378

RAILROADS — 1.9%
Norfolk Southern	100,000	7,468,000

SEMI-CONDUCTORS & INSTRUMENTS — 8.8%
Applied Materials	600,000	9,414,000
ON Semiconductor*	2,000,000	21,020,000
PMC — Sierra*	500,000	4,010,000

		34,444,000

TELECOMMUNICATION SERVICES — 9.7%
SK Telecom ADR	600,000	11,388,000
Sprint Nextel*	4,000,000	20,720,000
Vodafone Group ADR	200,000	5,824,000

		37,932,000

TOTAL COMMON STOCK (Cost $252,075,132)		272,871,417

PURCHASED OPTIONS — 18.9%

AEROSPACE/DEFENSE EQUIPMENT — 1.2%
European Aeronautic Defence and Space European Call, Expires 01/20/12, Strike Price: $12.00*	1,500	1,980,550
European Aeronautic Defence and Space European Call, Expires 03/16/12, Strike Price: $12.00*	2,000	2,664,530

		4,645,080

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
APRIL 30, 2011
PURCHASED OPTIONS — continued

	Contracts	Value
BUSINESS SERVICES — 2.9%
Western Union Call, Expires 01/21/12, Strike Price: $10.00*	12,000	$11,280,000

ELECTRONICS MANUFACTURER — 1.0%
Corning Call, Expires 05/21/11, Strike Price $15.00*	4,000	2,340,000
Corning Call, Expires 08/20/11, Strike Price: $15.00*	3,000	1,800,000

		4,140,000

OIL, GAS & CONSUMABLE FUELS — 9.3%
Apache Call, Expires 01/19/13, Strike Price: $80.00*	1,500	8,377,500
Hess Call, Expires 01/21/12, Strike Price: $40.00*	3,000	13,650,000
Hess Call, Expires 01/21/12, Strike Price: $65.00*	4,000	8,960,000
Repsol European Call, Expires 03/16/12, Strike Price:$15.00*	3,000	4,085,054
Repsol European Call, Expires 06/17/11, Strike Price:$15.00*	1,000	1,355,573

		36,428,127

RAILROADS — 1.2%
Norfolk Southern Call, Expires 01/21/12, Strike Price: $40.00*	1,000	3,240,000
Norfolk Southern Call, Expires 06/18/11, Strike Price $45.00*	500	1,375,000

		4,615,000

RETAIL — 3.1%
Target Call, Expires 01/19/13, Strike Price $40.00*	4,000	4,400,000
Target Call, Expires 01/21/12, Strike Price $40.00*	8,000	7,840,000

		12,240,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
APRIL 30, 2011
PURCHASED OPTIONS — continued

	Contracts/Shares	Value
SEMI-CONDUCTORS & INSTRUMENTS — 0.2%
Applied Materials Call, Expires 07/16/11, Strike Price $9.00*	1,000	$640,000

TOTAL PURCHASED OPTIONS (Cost $71,208,179)		73,988,207

PREFERRED STOCK — 6.2%

AUTOMOTIVE — 6.2%
Porsche Automobil Holding (Cost $22,776,050)	335,030	24,320,542

WARRANTS — 0.7%
Bank of America, Expires 01/16/19, Strike Price: $13.30* (Cost $2,924,740)	400,000	2,736,000

SHORT-TERM INVESTMENT (A) — 4.9%
Union Bank, N.A. Money Market Fund, 0.020% (Cost $18,939,551)	18,939,551	18,939,551

TOTAL INVESTMENTS— 100.6% (Cost $367,923,652)		$392,855,717

Percentages are based on Net Assets of $390,335,075.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2011.

ADR	American Depository Receipt

Cl	Class

Ltd.	Limited
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
APRIL 30, 2011
Equity Swaps held by the Fund at April 30, 2011, are as follows:

		Number of		Unrealized
Company		Contracts	Notional	Appreciation
Reference	Counterparty	Long	Amount	(Depreciation)

Archer-Daniels-Midland	Goldman Sachs	200,000	$6,134,991	$1,269,010
Corning	J.P. Morgan	1,000,000	21,275,700	(335,700)
Devon Energy	Goldman Sachs	100,000	7,503,119	1,596,881
Motorola Mobility Holdings	Goldman Sachs	200,000	4,960,840	251,160
Motorola Mobility Holdings	Goldman Sachs	300,000	8,429,866	(611,866)
Owens Illinois	Goldman Sachs	300,000	9,016,350	(115,350)
Royal Dutch Shell PLC, ADR	Goldman Sachs	300,000	20,065,447	3,442,522
Target	Goldman Sachs	200,000	10,526,075	(706,075)
Vodafone Group PLC	J.P. Morgan	1,000,000	28,284,900	835,100

				$5,625,682

The following is a summary of inputs used as of April 30, 2011 in valuing the Funds’ investments carried at value:

Investments in
Securities	Level 1	Level 2	Level 3	Total
Common Stock	$272,871,417	$—	$—	$272,871,417
Purchased Options	73,988,207	—	—	73,988,207
Preferred Stock	24,320,542	—	—	24,320,542
Warrants	2,736,000	—	—	2,736,000
Short-Term Investment	18,939,551	—	—	18,939,551

Total Investments in Securities	$392,855,717	$—	$—	$392,855,717

Other Financial
Instruments	Level 1	Level 2	Level 3	Total
Equity Swaps* — Assets	$—	$7,394,673	$—	$7,394,673

Other Financial
Instruments	Level 1	Level 2	Level 3	Total
Equity Swaps* — Assets	$—	$(1,768,991)	$—	$(1,768,991)

*	Equity swaps are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended April 30, 2011, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2011, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2011
STATEMENTS OF ASSETS AND LIABILITIES

	Opportunity	International
	Fund	Equity Fund
Assets:
Cost of securities	$1,301,951,362	$31,135,392

Investments in securities at value	$1,642,022,108	$38,599,520
Cash held as collateral for equity swaps (Note 2)	2,840,000	—
Foreign Cash (Cost $— and $16,927, respectively)	—	16,927
Receivable for investment securities sold	17,596,390	—
Unrealized gain on equity swaps	5,685,100	—
Receivable for settlement of equity swaps	2,266,100	—
Receivable for open equity swaps	80,000	—
Receivable for capital shares sold	5,174,743	16,700
Dividends receivable	808,457	124,414
Receivable for dividend tax reclaim	—	15,880
Prepaid expenses	27,206	4,781

Total Assets	1,676,500,104	38,778,222

Liabilities:
Payable for investment securities purchased	10,479,562	340,428
Unrealized loss on equity swaps	4,110,499	—
Payable for capital shares redeemed	1,469,072	3,539
Investment Adviser fees payable	1,085,632	20,794
Payable for settlement of equity swaps	1,128,226	—
Shareholder servicing fees payable	268,880	22,419
Payable for closed equity swaps	133,399	—
Payable due to administrator	71,336	1,629
Chief Compliance Officer fees payable	3,788	90
Payable due to trustees	1,102	26
Accrued expenses	223,979	33,708

Total Liabilities	18,975,475	422,633

Net Assets	$1,657,524,629	$38,355,589

Net Assets:
Paid-in Capital	$1,612,815,437	$36,444,741
Undistributed net investment income	7,293,295	282,161
Accumulated net realized loss on investments	(304,229,450)	(5,835,359)
Net unrealized appreciation on investments	340,070,746	7,464,128
Net unrealized appreciation on equity swaps	1,574,601	—
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	(82)

Net Assets	$1,657,524,629	$38,355,589

Investor Class Shares:
Net Assets	$1,279,182,949	$38,355,589
Total shares outstanding at end of year	62,754,106	1,773,281
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$20.38	$21.63
Institutional Class Shares:
Net Assets	$378,341,680	N/A
Total shares outstanding at end of year	18,548,419	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$20.40	N/A
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2011
STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap	Aggressive
	Fund	Value Fund
Assets:
Cost of securities	$639,154,898	$367,923,652

Investments in securities at value	$720,744,135	$392,855,717
Receivable for investment securities sold	—	9,088,768
Unrealized gain on equity swaps	—	7,394,673
Receivable for settlement of equity swaps	—	3,508,762
Receivable for open equity swaps	—	12,800
Receivable for capital shares sold	8,539,260	8,741,717
Dividends receivable	119,449	22,890
Prepaid expenses	7,911	8,188

Total Assets	729,410,755	421,633,515

Liabilities:
Payable for investment securities purchased	20,725,103	28,098,648
Payable for capital shares redeemed	555,834	516,852
Investment Adviser fees payable	490,832	263,277
Shareholder servicing fees payable	158,586	116,102
Payable due to administrator	29,523	15,322
Chief Compliance Officer fees payable	1,437	692
Payable due to trustees	418	201
Unrealized loss on equity swaps	—	1,768,991
Payable for settlement of equity swaps	—	385,905
Payable for closed equity swaps	—	78,530
Accrued expenses	99,137	53,920

Total Liabilities	22,060,870	31,298,440

Net Assets	$707,349,885	$390,335,075

Net Assets:
Paid-in Capital	$601,451,831	$350,402,561
Undistributed net investment income	—	78,531
Accumulated net realized gain on investments	24,308,817	9,346,053
Net unrealized appreciation on investments	81,589,237	24,932,065
Net unrealized appreciation on equity swaps	—	5,625,682
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	(49,817)

Net Assets	$707,349,885	$390,335,075

Investor Class Shares:
Net Assets	$559,940,286	$390,335,075
Total shares outstanding at end of year	28,338,502	24,026,419
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$19.76	$16.25
Institutional Class Shares:
Net Assets	$147,409,599	N/A
Total shares outstanding at end of year	7,422,196	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$19.86	N/A
Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2011
STATEMENTS OF OPERATIONS

		International
	Opportunity	Equity
	Fund	Fund
Investment Income
Dividends	$18,177,391	$756,359
Less: Foreign Taxes Withheld	(161,097)	(60,348)

Total Investment Income	18,016,294	696,011

Expenses
Investment Advisory Fees	10,817,406	303,025
Shareholder Servicing Fees — Investor Class	2,091,635	57,720
Administration Fees	706,288	17,826
Trustees’ Fees	27,322	683
Chief Compliance Officer Fees	14,363	358
Transfer Agent Fees	438,992	31,455
Printing Fees	180,033	5,003
Legal Fees	54,535	1,389
Custodian Fees	47,112	16,905
Registration & Filing Fees	44,471	19,333
Audit Fees	22,350	19,701
Other Expenses	49,592	10,481

Total Expenses	14,494,099	483,879

Less:
Investment Advisory Fees Waiver	(1,533,967)	(108,616)
Fess Paid Indirectly (Note 3)	(2,885)	(69)

Net Expenses	12,957,247	375,194

Net Investment Income	5,059,047	320,817

Net Realized Gain on Investments	109,492,613	2,625,642
Net Realized Gain (Loss) on Equity Swaps	53,661,144	(20)
Net Realized Gain (Loss) on Foreign Currency Transactions	301,327	(12,914)
Net Change in Unrealized Appreciation (Depreciation) on Investments	105,463,505	4,381,938
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	(5,342,498)	—
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(11,712)

Net Gain on Investments, Equity Swaps and Foreign Currency Transactions	263,576,091	6,982,934

Net Increase in Net Assets from Operations	$268,635,138	$7,303,751

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2011
STATEMENTS OF OPERATIONS

	Small Cap	Aggressive
	Fund	Value Fund
Investment Income
Dividends	$2,286,402	$461,255
Less: Foreign Taxes Withheld	(2,460)	(33,711)

Total Investment Income	2,283,942	427,544

Expenses
Investment Advisory Fees	3,059,102	898,836
Shareholder Servicing Fees — Investor Class	470,050	224,708
Administration Fees	174,289	52,018
Trustees’ Fees	4,749	1,011
Chief Compliance Officer Fees	3,247	1,004
Transfer Agent Fees	173,038	37,308
Printing Fees	66,913	22,572
Registration & Filing Fees	44,831	24,733
Audit Fees	20,021	19,708
Legal Fees	13,124	3,277
Custodian Fees	12,001	12,355
Other Expenses	8,207	3,058

Total Expenses	4,049,572	1,300,588

Less:
Investment Advisory Fees Waiver	(521,720)	(74,496)
Fess Paid Indirectly (Note 3)	(1,048)	(119)

Net Expenses	3,526,804	1,225,973

Net Investment Loss	(1,242,862)	(798,429)

Net Realized Gain on Investments	37,151,295	8,806,751
Net Realized Gain on Equity Swaps	—	4,890,129
Net Realized Loss on Foreign Currency Transactions	—	(171,532)
Net Change in Unrealized Appreciation (Depreciation) on Investments	64,378,623	19,879,359
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	—	5,421,374
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(72,477)

Net Gain on Investments, Equity Swaps and Foreign Currency Transactions	101,529,918	38,753,604

Net Increase in Net Assets from Operations	$100,287,056	$37,955,175

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	April 30,	April 30,
	2011	2010
Operations:
Net Investment Income	$5,059,047	$10,131,880
Net Realized Gain on Investments	109,492,613	41,578,227
Net Realized Gain on Equity Swaps and Contracts for Difference	53,661,144	13,592,852
Net Realized Gain (Loss) on Foreign Currency Transactions	301,327	(1,700)
Net Change in Unrealized Appreciation on Investments and Equity Swaps	100,121,007	289,422,008

Net Increase in Net Assets Resulting from Operations	268,635,138	354,723,267

Dividends:
Net Investment Income:
Investor Shares	(7,700,865)	(1,047,025)
Institutional Shares	(3,648,450)	(1,172,127)

Total Dividends	(11,349,315)	(2,219,152)

Capital Share Transactions:
Investor Shares
Issued	581,877,234	186,682,487
Reinvestment of Dividends	7,101,154	904,439
Redeemed	(312,748,901)	(266,830,178)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	276,229,487	(79,243,252)

Institutional Shares
Issued	80,281,574	116,246,646
Reinvestment of Dividends	3,535,356	1,155,544
Redeemed	(104,132,546)	(115,423,680)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(20,315,616)	1,978,510

Net Increase (Decrease) in Net Assets from Capital Share Transactions	255,913,871	(77,264,742)

Total Increase in Net Assets	513,199,694	275,239,373
Net Assets:
Beginning of year	1,144,324,935	869,085,562

End of year (including undistributed net investment income of $7,293,295 and $11,347,783, respectively)	$1,657,524,629	$1,144,324,935

Share Transactions:
Investor Shares
Issued	31,343,544	12,854,090
Reinvestment of Dividends	386,984	57,461
Redeemed	(18,727,038)	(18,702,765)

Total Increase (Decrease) in Investor Class Shares	13,003,490	(5,791,214)

Institutional Shares
Issued	4,395,358	8,275,279
Reinvestment of Dividends	192,662	73,414
Redeemed	(6,448,254)	(8,414,504)

Total Decrease in Institutional Class Shares	(1,860,234)	(65,811)

Net Increase (Decrease) in Shares Outstanding	11,143,256	(5,857,025)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	April 30,	April 30,
	2011	2010
Operations:
Net Investment Income	$320,817	$332,501
Net Realized Gain on Investments	2,625,642	4,106,832
Net Realized Gain (Loss) on Equity Swaps and Contracts for Difference	(20)	87,181
Net Realized Loss on Foreign Currency Transactions	(12,914)	(27,360)
Net Change in Unrealized Appreciation on Investments	4,381,938	3,380,862
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(11,712)	11,672

Net Increase in Net Assets Resulting from Operations	7,303,751	7,891,688

Dividends
Net Investment Income	(327,643)	—

Total Dividends	(327,643)	—

Capital Share Transactions:
Issued	10,241,330	1,903,540
Reinvestment of Dividends	327,533	—
Redemption Fees — Note 2	37,662	1,580
Redeemed	(4,743,767)	(2,990,514)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,862,758	(1,085,394)

Total Increase in Net Assets	12,838,866	6,806,294
Net Assets:
Beginning of year	25,516,723	18,710,429

End of year (including undistributed net investment income of $282,161 and $301,921, respectively)	$38,355,589	$25,516,723

Share Transactions:
Issued	548,154	122,617
Reinvestment of Dividends	17,095	—
Redeemed	(264,937)	(194,050)

Net Increase (Decrease) in Shares Outstanding	300,312	(71,433)

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	April 30,	April 30,
	2011	2010
Operations:
Net Investment Loss	$(1,242,862)	$(319,142)
Net Realized Gain on Investments	37,151,295	7,191,782
Net Change in Unrealized Appreciation on Investments	64,378,623	21,834,819

Net Increase in Net Assets Resulting from Operations	100,287,056	28,707,459

Capital Share Transactions:
Investor Shares
Issued	463,669,454	87,257,964
Redemption Fees — Note 2	90,201	1,695
Redeemed	(102,940,722)	(31,984,055)

Net Increase in Net Assets from Investor Class Share Transactions	360,818,933	55,275,604

Institutional Shares
Issued	123,867,932	7,012,892
Redemption Fees — Note 2	6,581	—
Redeemed	(8,402,942)	(63,489)

Net Increase in Net Assets from Institutional Class Share Transactions	115,471,571	6,949,403

Net Increase in Net Assets from Capital Share Transactions	476,290,504	62,225,007

Total Increase in Net Assets	576,577,560	90,932,466
Net Assets:
Beginning of year	130,772,325	39,839,859

End of year (including undistributed net investment income of $— and $—, respectively)	$707,349,885	$130,772,325

Share Transactions:
Investor Shares
Issued	26,981,650	6,609,876
Redeemed	(6,786,765)	(2,551,325)

Total Increase in Investor Class Shares	20,194,885	4,058,551

Institutional Shares
Issued	7,341,103	492,187
Redeemed	(475,168)	(4,226)

Total Increase in Institutional Class Shares	6,865,935	487,961

Net Increase in Shares Outstanding	27,060,820	4,546,512

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	April 30,	April 30,
	2011	2010
Operations:
Net Investment Loss	$(798,429)	$(33,253)
Net Realized Gain on Investments	8,806,751	7,068,671
Net Realized Gain on Equity Swaps and Contracts for Difference	4,890,129	1,724,645
Net Realized Loss on Foreign Currency Transactions	(171,532)	(32,164)
Net Change in Unrealized Appreciation on Investment, Equity Swaps and Written Options	25,300,733	3,387,062
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(72,477)	22,212

Net Increase in Net Assets Resulting from Operations	37,955,175	12,137,173

Dividends and Distributions:
Net Investment Income	(115,103)	—
Realized Gains	(1,599,180)	—

Total Dividends and Distributions	(1,714,283)	—

Capital Share Transactions:
Issued	356,510,812	5,277,513
Reinvestment of Dividends	1,712,553	—
Redemption Fees — Note 2	277,200	1,819
Redeemed	(34,122,121)	(4,320,571)

Net Increase in Net Assets from Capital Share Transactions	324,378,444	958,761

Total Increase in Net Assets	360,619,336	13,095,934
Net Assets:
Beginning of year	29,715,739	16,619,805

End of year (including undistributed net investment income of $78,531 and $84,413, respectively)	$390,335,075	$29,715,739

Share Transactions:
Issued	23,584,205	556,702
Reinvestment of Dividends	132,204	—
Redeemed	(2,407,559)	(502,357)

Net Increase in Shares Outstanding	21,308,850	54,345

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$16.31	$11.43	$18.65	$20.97	$18.98
Income (Loss) from Operations:
Net Investment Income(1)	0.07	0.13	0.11	0.03	0.09
Net Realized and Unrealized Gain (Loss)	4.18	4.77	(7.04)	(1.45)	2.25

Total from Operations	4.25	4.90	(6.93)	(1.42)	2.34

Dividends and Distributions:
Net Investment Income	(0.18)	(0.02)	(0.09)	(0.06)	(0.09)
Net Realized Gain	—	—	(0.20)	(0.84)	(0.26)

Total Dividends and Distributions	(0.18)	(0.02)	(0.29)	(0.90)	(0.35)

Net Asset Value, End of Year	$20.38	$16.31	$11.43	$18.65	$20.97

Total Return†	26.19%	42.89%	(37.05)%	(6.90)%	12.37%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,279,183	$811,337	$634,969	$1,085,391	$1,676,270
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.33%	1.35%	1.35%	1.31%	1.29%
Ratio of Net Investment Income to Average Net Assets	0.36%	0.91%	0.83%	0.16%	0.48%
Portfolio Turnover Rate	63%	78%	131%	67%	59%

†	Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
Amounts designated as “—“ are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended April 30,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$16.32	$11.43	$18.68	$21.00	$18.99
Income (Loss) from Operations:
Net Investment Income(1)	0.11	0.17	0.14	0.08	0.15
Net Realized and Unrealized Gain (Loss)	4.19	4.78	(7.07)	(1.44)	2.25

Total from Operations	4.30	4.95	(6.93)	(1.36)	2.40

Dividends and Distributions:
Net Investment Income	(0.22)	(0.06)	(0.12)	(0.12)	(0.13)
Net Realized Gain	—	—	(0.20)	(0.84)	(0.26)

Total Dividends and Distributions	(0.22)	(0.06)	(0.32)	(0.96)	(0.39)

Net Asset Value, End of Year	$20.40	$16.32	$11.43	$18.68	$21.00

Total Return†	26.53%	43.29%	(36.94)%	(6.60)%	12.67%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$378,342	$332,988	$234,117	$798,469	$965,942
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.08%	1.10%	1.08%	1.05%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.66%	1.15%	0.99%	0.40%	0.76%
Portfolio Turnover Rate	63%	78%	131%	67%	59%

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.
Amounts designated as “—“ are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Year Ended April 30,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Year	$17.32	$12.11	$25.85		$26.27	$26.05
Income (Loss) from Operations:
Net Investment Income(1)	0.20	0.22	0.16		0.15	0.23
Net Realized and Unrealized Gain (Loss)	4.32	4.99	(12.44)		1.73	3.50

Total from Operations	4.52	5.21	(12.28)		1.88	3.73

Dividends and Distributions:
Net Investment Income	(0.21)	—	(0.14)		(0.20)	(0.16)
Net Realized Gain	—	—	(1.31)		(2.10)	(3.40)
Return of Capital	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.21)	—	(1.46)		(2.30)	(3.56)

Redemption Fees	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)	0.05

Net Asset Value, End of Year	$21.63	$17.32	$12.11		$25.85	$26.27

Total Return†	26.27%‡	43.02%‡	(47.44	)%‡	6.85%	15.61%‡

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$38,356	$25,517	$18,710		$43,609	$39,631
Ratio of Expenses to Average Net Assets	1.30%	1.30%	1.38	%(3)	1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.68%	1.75%	1.65%		1.52%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.39%	1.00%		0.56%	0.91%
Portfolio Turnover Rate	69%	86%	161%		114%	92%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Total return would have been lower had the Adviser not waived a portion of its fee.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.39%.
Amounts designated as “—“ are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Year	$15.03	$9.59	$13.53		$16.43	$14.86
Income (Loss) from Operations:
Net Investment Loss(1)	(0.07)	(0.06)	(0.05)		(0.06)	(0.11)
Net Realized and Unrealized Gain (Loss)	4.79	5.50	(3.89)		(2.15)	1.97

Total from Operations	4.72	5.44	(3.94)		(2.21)	1.86

Dividends and Distributions:
Net Investment Income	—	—	—		—	—
Net Realized Gain	—	—	—		(0.69)	(0.29)

Total Dividends and Distributions	—	—	—		(0.69)	(0.29)

Redemption Fees	0.01	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$19.76	$15.03	$9.59		$13.53	$16.43

Total Return†	31.47%‡	56.73%‡	(29.12	)%‡	(13.55)%	12.63%‡

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$559,940	$122,384	$39,184		$68,935	$72,130
Ratio of Expenses to Average Net Assets	1.25%	1.24%	1.32	%(3)	1.43%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.43%	1.60%	1.58%		1.46%	1.55%
Ratio of Net Investment Loss to Average Net Assets	(0.44)%	(0.52)%	(0.42)%		(0.42)%	(0.72)%
Portfolio Turnover Rate	85%	99%	103%		124%	81%

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Total return would have been lower had the Adviser not waived a portion of its fee.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.34%.
Amounts designated as “—“ are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Institutional Class Shares
			October 31,
			2008* to
	Year Ended April 30,		April 30,
	2011	2010	2009
Net Asset Value, Beginning of Year	$15.08	$9.60	$9.60
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.07)	(0.07)	0.01
Net Realized and Unrealized Gain (Loss)	4.85	5.55	(0.01)

Total from Operations	4.78	5.48	—

Redemption Fees	— (2)	— (2)	—

Net Asset Value, End of Year	$19.86	$15.08	$9.60

Total Return†	31.70%	57.08%	0.00%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$147,410	$8,388	$656
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.05	%**(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.23%	1.42%	1.66	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.38)%	(0.49)%	0.12	%**
Portfolio Turnover Rate	85%	99%	103	%***

*	Commencement of Operations

**	Annualized

***	Portfolio turnover is for the Fund for the fiscal year ended April 30, 2009.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares Total return would have been lower had the Advisor not waived a portion of its fee.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.10%.
Amounts designated as “—“ are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

				August 31,
				2007* to
	Year Ended April 30,			April 30,
	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$10.93	$6.24	$10.77	$10.00
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.12)	(0.01)	0.02	(0.03)
Net Realized and Unrealized Gain (Loss)	5.89	4.70	(4.42)	0.81

Total from Operations	5.77	4.69	(4.40)	0.78

Dividends and Distributions:
Net Investment Income	(0.03)	—	—	(0.01)
Net Realized Gain	(0.46)	—	(0.14)	—
Return of Capital	—	—	— (2)	—

Total Dividends and Distributions	(0.49)	—	(0.14)	(0.01)

Redemption Fees	0.04	0.00 (2)	0.01	0.00	(2)

Net Asset Value, End of Year	$16.25	$10.93	$6.24	$10.77

Total Return†	54.32%	75.16%	(40.52)%	7.83%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$390,335	$29,716	$16,620	$21,921
Ratio of Expenses to Average Net Assets	1.36%	1.50%	1.50%	1.50	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.45%	1.71%	1.70%	2.23	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.89)%	(0.14)%	0.25%	(0.46	)%**
Portfolio Turnover Rate	128%	205%	296%	184	%***

*	Commencement of Operations

**	Annualized

***	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.
Amounts designated as “—“ are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
1. NOTES TO FINANCIAL STATEMENTS
1. Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Aggressive Value Fund which is considered to be non-diversified. Each of the Funds seeks total return and capital preservation, except for the Aggressive Value Fund, which seeks long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the Significant Accounting Policies followed by the Funds.
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
(the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.
As of April 30, 2011, the total market value of securities held in the Cambiar International Equity Fund, valued in accordance with fair value procedures was, $5,276,403 or 13.8% of net assets.
The Cambiar International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.
If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund shall value all securities held in the corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.
Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 —Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the year ended April 30, 2011, there have been no significant changes to the Funds’ fair value methodologies.
Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Cambiar International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.
Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.
Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.
As of April 30, 2011, none of the Funds had open written option positions.
Swap Contracts — The Funds are authorized to enter into various contracts, including contracts for difference (“CFD’s”) and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. CFD’s are effectively total return swaps. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.
In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have entered into.
Entering into swap contracts involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of April 30, 2011, the Opportunity Fund and Aggressive Value Funds have entered into swap contracts as shown on the Schedules of Investments.
By using swap agreements, the Funds are exposed to additional risks concerning the counterparty. For example, the Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations.
There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of April 30, 2011 the Funds’ swap agreements were with two counterparty’s.
Expenses — Expenses of the Trust can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.
Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.
Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
Redemption Fees — The Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended April 30, 2011, the Funds retained fees of $37,662, $96,782 and $277,200, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.
3. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:
The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.08% of the first $500 million, 0.06% of the next $500 million, 0.045% of the next $2 billion and 0.035% of any amount above $3 billion of the Funds’ average daily net assets, subject to a minimum fee of $50,000 per Fund plus $10,000 for each class of shares, not including the first class, of any Fund.
The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.
The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class are paid by Cambiar Investors, LLC (the “Adviser”).
Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.
A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.
DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.
The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended April 30, 2011, the Cambiar Opportunity, Cambiar International Equity, Cambiar Small Cap and Cambiar Aggressive Value Funds earned credits of $2,885, $69, $1,048 and $119, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.
4. Investment Advisory Agreements:
Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity Fund at a fee calculated at an annual rate of 1.00% of the first $500 million, 0.90% of assets between $500 million and $2.5 billion and 0.75% of amounts above $2.5 billion of the Fund’s average daily net assets. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar International Equity, the Cambiar Small Cap and the Cambiar Aggressive Value Funds at an annual rate of 1.05%, 1.05% and 1.00%, respectively, of each Fund’s average daily net assets.
Prior to September 1, 2010, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses, which were calculated based on each Funds average daily net assets, in order to keep the total operating expenses of each Fund from exceeding certain voluntary expense limitations. Accordingly, the voluntary expense limitations for each Fund were as follows:

Voluntary Expense
Limitations
Opportunity Fund, Investor Class	1.20%
Opportunity Fund, Institutional Class	0.95%
International Equity Fund, Investor Class	1.30%
Small Cap Fund, Investor Class	1.30%
Small Cap Fund, Institutional Class	1.05%
Aggressive Value Fund, Investor Class	1.50%
Effective September 1, 2010 the Adviser has contractually agreed, through September 1, 2011, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep the total operating expenses of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense
Limitations
Opportunity Fund, Investor Class	1.20%
Opportunity Fund, Institutional Class	0.95%
International Equity Fund, Investor Class	1.30%
Small Cap Fund, Investor Class	1.30%
Small Cap Fund, Institutional Class	1.05%
Aggressive Value Fund, Investor Class	1.35%

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
5. Investment Transactions:
For the year ended April 30, 2011, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Opportunity Fund	$986,456,049	$708,133,535
International Equity Fund	24,149,248	19,188,941
Small Cap Fund	680,647,858	240,452,062
Aggressive Value Fund	347,771,060	100,398,416
There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.
6. Federal Tax Information:
The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to wash sales and differing book and tax treatments for foreign currency transactions, investments in master limited partnerships, investments in contracts for differences, reclassification of distributions and certain net operating losses which, for tax purposes, are not available to offset future income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.
Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income/(Loss)	Gain/(Loss)	Capital
Cambiar Opportunity Fund	$2,235,780	$(2,065,069)	$(170,711)
Cambiar International Equity Fund	(12,934)	12,934	—
Cambiar Small Cap Fund	1,242,862	(1,242,862)	—
Cambiar Aggressive Value Fund	907,650	(907,650)	—

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary	Long-Term	Return of
	Income	Capital Gain	Capital	Total
Opportunity Fund
2011	$11,349,315	$—	$—	$11,349,315
2010	2,219,152	—	—	2,219,152
International Equity Fund
2011	327,643	—	—	327,643
2010	—	—	—	—
Small Cap Fund
2011	—	—	—	—
2010	—	—	—	—
Aggressive Value Fund
2011	1,402,723	311,560	—	1,714,283
2010	—	—	—	—
As of April 30, 2011, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar	Cambiar	Cambiar	Cambiar
	Opportunity	International	Small Cap	Aggressive
	Fund	Equity Fund	Fund	Value Fund
Undistributed Ordinary Income	$7,543,895	$290,127	$17,435,300	$8,959,008
Undistributed Long-Term Capital Gain	—	—	8,134,941	565,976
Capital Loss Carryforwards	(296,758,698)	(5,795,518)	—	—
Net Unrealized Appreciation	333,923,995	7,424,207	80,327,813	30,407,530
Other Temporary Differences	—	(7,968)	—	—

Total Distributable Earnings	$44,709,192	$1,910,848	$105,898,054	$39,932,514

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future net realized gains. As of April 30, 2011, the following Funds had capital loss carryforwards:

				Total Capital
	Expires	Expires	Expires	Loss
	2016	2017	2018	Carryforwards
Cambiar Opportunity Fund	$—	$54,748,449	$242,010,249	$296,758,698
Cambiar International Equity Fund	—	5,795,518	—	5,795,518
Post-October losses represent losses realized on investment transactions from November 1, 2010 through April 30, 2011 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
year. During the year ended April 30, 2011, the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund utilized $136,663,738, $2,333,125, $11,310,964 and $1,489,734, respectively, of capital loss carryforwards to offset capital gains.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at April 30, 2011, were as follows:

		Aggregate Gross	Aggregate Gross
	Federal	Unrealized	Unrealized	Net Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
Opportunity Fund	$1,309,422,113	$366,092,089	$(33,492,094)	$332,599,995
International Equity Fund	31,175,230	7,727,542	(303,252)	7,424,290
Small Cap Fund	640,416,322	90,635,790	(10,307,977)	80,327,813
Aggressive Value Fund	368,102,583	33,712,380	(8,959,246)	24,753,134
7. Risks:
At April 30, 2011, the net assets of the Cambiar International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental super-vision and regulation of foreign securities markets and the possibility of political or economic instability.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, can-not be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
8. Other:
At April 30, 2011, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Cambiar Opportunity Fund, Investor Class	3	71%
Cambiar Opportunity Fund, Institutional Class	1	73%
Cambiar International Equity Fund	1	31%
Cambiar Small Cap Fund, Investor Class	4	79%
Cambiar Small Cap Fund, Institutional Class	4	67%
Cambiar Aggressive Value Fund	2	67%
9. Subsequent Events:
The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of
The Advisors’ Inner Circle Fund and Shareholders of
Cambiar Opportunity Fund
Cambiar International Equity Fund
Cambiar Small Cap Fund
Cambiar Aggressive Value Fund
We have audited the accompanying statements of assets and liabilities of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, and Cambiar Aggressive Value Fund (four of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of April 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods presented therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, and Cambiar Aggressive Value Fund of The Advisors’ Inner Circle Fund at April 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods presented therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
June 28, 2011

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THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)
Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]
INTERESTED BOARD MEMBERS ROBERT A. NESHER 64 yrs. old	Chairman of the Board of Trustees	(Since 1991)

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 70 yrs. old	Trustee	(Since 1992)

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of April 30, 2011.

	Number of
	Funds in
	The Advisors’
	Inner Circle Fund
Principal Occupation(s)	Overseen by	Other Directorships
During Past 5 Years	Board Member	Held by Board Member[3]
Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	39	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments — Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., SEI Multi-Strategy Funds plc., and SEI Islamic Investments Fund plc.

Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	39	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments — Unit Trust Management (UK) Limited.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]
INDEPENDENT BOARD MEMBERS JAMES M. STOREY 80 yrs. old	Trustee	(Since 1994)

GEORGE J. SULLIVAN, JR. 68 yrs. old	Trustee	(Since 1999)

BETTY L. KRIKORIAN 68 yrs old	Trustee	(Since 2005)

CHARLES E. CARLBOM 76 yrs. old	Trustee	(Since 2005)

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

	Number of
	Funds in
	The Advisors’
	Inner Circle Fund
Principal Occupation(s)	Overseen by	Other Directorships
During Past 5 Years	Board Member	Held by Board Member[3]
Attorney, Solo Practitioner since 1994. Partner, Dechert, September 1987-December 1993.	39	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Massachusetts Health and Education Tax-Exempt Trust, and U.S. Charitable Gift Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

Chief Executive Officer, Inc. Newfound Consultants, Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991-December 1996; Chief Financial Officer, Nobel Partners, L.P., March 1991- December 1996; Treasurer and Clerk, Peak Asset Management., since 1991.	39	Trustee of the Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Director of SEI Alpha Strategy Portfolios, L.P., SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

Vice President Compliance, AARP Financial Inc. from 2008 until July, 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel to State Street Bank Global Securities and Cash Operations from 1995 to 2003.	39	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Self-Employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.	39	Director, Oregon Transfer Company and Oregan Transfer Logistics, Inc. and Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]
INDEPENDENT BOARD MEMBERS (continued) MITCHELL A. JOHNSON 69 yrs. old	Trustee	(Since 2005)

JAMES K. DARR 66 yrs. old	Trustee	(Since 2008)

OFFICERS

PHILIP T. MASTERSON 47 yrs. old	President	(Since 2008)

MICHAEL LAWSON 50 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)

RUSSELL EMERY 48 yrs. old	Chief Compliance Officer	(Since 2006)

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

Number of
Funds in
The Advisors’
	Inner Circle Fund	Other Directorships
Principal Occupation(s)	Overseen by Board	Held by Board
During Past 5 Years	Member/Officer	Member/Officer[3]
Retired.	39	Trustee of the Advisors’ Inner Circle Fund II, and Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

CEO, Office of Finance, FHL Banks from 1992 to 2007.	39	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of the Advisors’ Inner Circle Fund II and Bishop Street Funds.

Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.
	N/A	N/A

Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments Fund Accounting from April 1995 to February 1998 and November 1998 to July 2005.	N/A	N/A

Director of Investment Product Management and Development at SEI Investments since February 2003. Senior Investment Analyst, Equity team at SEI Investments from March 2000 to February 2003.	N/A	N/A

3	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served
OFFICERS (continued)

DIANNE SULZBACH 34 yrs. old	Vice President and Secretary	(Since 2011)

CAROLYN F. MEAD 53 yrs. old	Vice President and Secretary	(Since 2005)

JAMES NDIAYE 42 yrs. old	Vice President and Assistant Secretary	(Since 2005)

TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary	(Since 2000)

MICHAEL BEATTIE 46 yrs. old	Vice President	(Since 2009)

KERI ROHN 31 yrs. old	AML Officer Privacy Officer	(Since 2011) (Since 2009)

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

Number of
Funds in
The Advisors’
	Inner Circle Fund	Other Directorships
Principal Occupation(s)	Overseen by	Held by Board
During Past 5 Years	Officer	Member
Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
	N/A	N/A

Counsel at SEI Investments since 2007; Associate at Stradley, Ronon, Stevens & Young from 2004-2007; Counsel at ING Variable Annuities from 1999-2002.	N/A	N/A

Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING Variable Annuities Group from 1999-2000.
	N/A	N/A

General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.
	N/A	N/A

Director of Client Services at SEI since 2004.	N/A	N/A

Compliance Officer at SEI Investments since 2003.	N/A	N/A

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways:
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	11/01/10	4/30/11	Ratios	Period*
Cambiar Opportunity Fund — Investor Class
Actual Fund Return	$1,000.00	$1,236.10	1.20%	$6.65
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01
Cambiar Opportunity Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,238.00	0.95%	$5.27
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
Cambiar International Equity Fund
Actual Fund Return	$1,000.00	$1,168.90	1.30%	$6.99
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51
Cambiar Small Cap Fund — Investor Class
Actual Fund Return	$1,000.00	$1,273.20	1.25%	$7.05
Hypothetical 5% Return	$1,000.00	$1,018.60	1.25%	$6.26
Cambiar Small Cap Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,273.90	1.05%	$5.92
Hypothetical 5% Return	$1,000.00	$1,019.59	1.05%	$5.26
Cambiar Aggressive Value Fund
Actual Fund Return	$1,000.00	$1,456.60	1.35%	$8.22
Hypothetical 5% Return	$1,000.00	$1,018.10	1.35%	$6.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS APRIL 30, 2011
NOTICE TO SHAREHOLDERS (Unaudited)
For shareholders that do not have an April 30, 2011 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2011, each portfolio is designating the following items with regard to distributions paid during the year.

					Qualifying
	Long-Term	Ordinary			For Corporate
	Capital Gain	Income	Return of	Total	Dividends Rec.
	Distributions	Distributions	Capital	Distributions	Deduction (1)
Opportunity	0.00%	100.00%	0.00%	100.00%	100.00%
International Equity	0.00%	100.00%	0.00%	100.00%	6.42%
Small Cap	0.00%	0.00%	0.00%	0.00%	0.00%
Aggressive Value	18.17%	81.83%	0.00%	100.00%	9.43%

	Qualifying	U.S.	Interest	Short-Term	Foreign
	Dividend	Government	Related	Capital Gain	Tax Credit
	Income (2)	Interest (3)	Dividends (4)	Dividends (5)	Pass Through (6)
Opportunity	100.00%	0.00%	0.07%	0.00%	0.00%
International Equity	100.00%	0.00%	0.00%	0.00%	15.52%
Small Cap	0.00%	0.00%	0.00%	0.00%	0.00%
Aggressive Value	13.87%	0.00%	0.01%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” The Cambiar International Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended April 30, 2011, the total amount of foreign source income was $365,212. The total amount of foreign taxes paid was $60,214. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

The Cambiar Funds
P.O. Box 219009
Kansas City, MO 64121
1-866-777-8227
Investment Adviser
Cambiar Investors, LLC
2401 E. Second Avenue
Suite 400
Denver, CO 80206
Distributor
SEI Investments Distribution Co.
Oaks, PA 19456
Administrator
SEI Investments Global Funds Services
Oaks, PA 19456
Legal Counsel
Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004
This information must be preceded or accompanied by a current prospectus for the Funds described.
CMB-AR-001-0900

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by Ernst & Young LLP (“E&Y”) to the Trust
E&Y billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2011 and for the fiscal year 2010 as follows:

	2011			2010
		All fees and	All other fees		All fees and	All other fees
		services to	and services to		services to	and services to
	All fees and	service	service	All fees and	service	service
	services to the	affiliates that	affiliates that	services to the	affiliates that	affiliates that
	Trust that were	were pre-	did not require	Trust that were	were pre-	did not require
	pre-approved	approved	pre-approval	pre-approved	approved	pre-approval
(a) Audit Fees(1)	$78,500	N/A	N/A	$74,964	N/A	N/A

(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A

(c) Tax Fees	$1,096	N/A	N/A	$1,023	N/A	N/A

(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A
Notes:
(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.
Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.
Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.
All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.
In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.
(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
(f) Not applicable.
(g) The aggregate non-audit fees and services billed by E&Y for fiscal year 2011 and fiscal year 2010 were $1,096 and $1,203, respectively.
(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence..
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	\s\ Philip T. Masterson Philip T. Masterson, President

Date: July 6, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	\s\ Philip T. Masterson Philip T. Masterson, President

Date: July 6, 2011

By (Signature and Title)*	\s\ Michael Lawson Michael Lawson, Treasurer, Controller & CFO

Date: July 6, 2011

*	Print the name and title of each signing officer under his or her signature.